SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   May 13, 2003

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 0-11392

South Carolina (State or other jurisdiction of incorporation or organization)	57-0525804 (IRS Employer Identification No.)

70 Commerce Center
Greenville, South Carolina 29615
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number (including area code): (864) 288-8877

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

     On May 13, 2003, the registrant filed its Form 10-Q for the period ended March 29, 2003 with the Securities and Exchange Commission. Accompanying that filing is this Form 8-K, including the certifications of the registrant’s Chief Executive Officer and Chief Financial Officer pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) that are furnished as Exhibits 99.1 and 99.2 to this Form 8-K.

     The information in this Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPAN-AMERICA MEDICAL SYSTEMS, INC.

/s/ James D. Ferguson

James D. Ferguson
President and Chief Executive Officer

Dated: May 13, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certification of Chief Executive Officer pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

99.2	Certification of Chief Financial Officer pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)